UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2005 (December 8, 2005)
Corrections Corporation of America

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Burton Hills Boulevard, Nashville, Tennessee 37215

(Address of principal executive offices) (Zip Code)
(615) 263-3000

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-10.1 FORM OF RESALE RESTRICTION AGREEMENT
EX-10.2 FORM OF RESALE RESTRICTION AGREEMENT
EX-99.1 PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement
Accelerated Vesting of Employee and Executive Officer Stock Options
     On December 9, 2005, Corrections Corporation of America (the “Company”) announced that effective December 30, 2005, its Board of Directors, through its Compensation Committee, will accelerate the vesting of unvested, outstanding options previously awarded to its employees. In addition, to prevent unintended benefits to the Company’s executive officers and other employees, (i) resale restrictions will be imposed on shares obtained through the accelerated vesting process and (ii) certain key employees will be required to enter into non-solicitation, non-disclosure and non-compete agreements.
     The Resale Restriction Agreements that the Company will enter into with each of these employees as of December 30, 2005, prevent the sale of any shares acquired from the exercise of an accelerated option prior to the earlier of (i) the original vesting date of the option or (ii) the individual’s termination of employment. In addition, the Resale Restriction Agreements that the Company will enter into with certain key employees require the employees to enter into non-solicitation, non-disclosure and non-compete agreements with a term of one year following the employee’s termination of employment.
     The terms of the Resale Restriction Agreements are generally as described above, subject in all respects to the terms and conditions of the Forms of Resale Restriction Agreement, which are filed as a part of this Current Report as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein in their entirety by this reference.
     A copy of the press release announcing the foregoing is filed as a part of this Current Report as Exhibit 99.1 and is incorporated herein in its entirety by this reference.
Modification of Cash Retainers for Non-Employee Directors
     The Company also announced that its Board of Directors, upon recommendation of its Compensation Committee, has modified the cash retainers that will be paid to the Company’s non-employee directors in 2006. The retainers and meeting fees to be paid to non-employee directors for 2005 and 2006 are set forth below.

Retainers and Fees	2005 (Current)	2006 (Modified)
Board retainer	$45,000	$50,000
Board meeting fee	$3,000	$3,000
Audit chair retainer	$7,500	$10,000
Audit member retainer	$2,000	$2,000
Compensation, Nominating and Governance chair retainer	$2,000	$5,000
Committee chair meeting fee (excluding Executive)	$2,500	$2,500
Non-chair committee meeting fee	$2,000	$2,000
     In addition to the cash compensation set forth above, each non-employee director receives a nondiscretionary annual grant of a non-qualified option for the purchase of 4,000 shares of the Company’s common stock. The option has an exercise price equal to the fair market value of the stock on the grant date and is fully vested as of the grant date. The terms and amounts of the nondiscretionary option grants were not modified with respect to 2005 or 2006.

Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits
10.1	Form of Resale Restriction Agreement, to be dated as of December 30, 2005.

10.2	Form of Resale Restriction Agreement for certain key employees, to be dated as of December 30, 2005.

99.1	Press Release dated December 9, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 14, 2005	CORRECTIONS CORPORATION OF AMERICA

	By:	/s/ Irving E. Lingo, Jr.

Irving E. Lingo, Jr.
Executive Vice President and
Chief Financial Officer